As filed with the Securities and Exchange Commission on April 3, 1995

            Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:                 [ ] Confidential, for Use of the
                                               Commission Only (as permitted
[ ] Preliminary proxy statement                by Rule 14a-6(e)(2)
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                     MUNIYIELD NEW JERSEY INSURED FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
(5) Total fee paid:

- --------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
- --------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

- --------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

(3) Filing Party:

- --------------------------------------------------------------------------------

(4) Date Filed:

- --------------------------------------------------------------------------------

                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                              -------------------
                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1995

                              -------------------

TO THE STOCKHOLDERS OF MUNIYIELD NEW JERSEY INSURED FUND, INC.:

    Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of MuniYield New Jersey Insured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, May 12, 1995 at 11:00 A.M. for the following purposes:

        (1) To elect a Board of Directors to serve for the ensuing year;

        (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

        (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on March 17, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 28, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: April 3, 1995

                                PROXY STATEMENT
                              -------------------
                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                              -------------------
                      1995 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1995

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield New Jersey Insured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1994 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, May 12, 1995 at 11:00 A.M. The approximate mailing date of this Proxy Statement is April 6, 1995.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

    The Board of Directors has fixed the close of business on March 17, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of March 17, 1995, the Fund had outstanding 8,241,167 shares of common stock, par value $.10 per share ("Common Stock"), and 2,240 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of March 17, 1995, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

    The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

    At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

        (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

        (2) All such proxies of the holders of AMPS and Common Stock, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of AMPS and Common Stock.

    The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

    Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY BY CLASS:

                                                                                          SHARES
                                                                                       BENEFICIALLY
                                                                                         OWNED AT
                                                                                      MARCH 17, 1995
                                             PRINCIPAL OCCUPATIONS                    --------------
                                             DURING PAST FIVE YEARS       DIRECTOR    COMMON
   NAME AND ADDRESS OF NOMINEE    AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- --------------------------------  ---   --------------------------------  --------    ------    ----
Donald Cecil(1)(2)..............  68    Special Limited Partner of          1992          0       0
 Cumberland Associates                   Cumberland Partners (an
 1114 Avenue of the Americas             investment partnership) since
 New York, New York 10036                1982; Member of Institute of
                                         Chartered Financial Analysts;
                                         Member and Chairman of
                                         Westchester County (N.Y.) Board
                                         of Transportation.
M. Colyer Crum(1)(2)............  62    James R. Williston Professor of     1992          0       0
 Soldiers Field Road                     Investment Management, Harvard
 Boston, Massachusetts 02163             Business School, since 1971;
                                         Director of Cambridge Bancorp,
                                         Copley Properties, Inc. and Sun
                                         Life Assurance Company of
                                         Canada.

TO BE ELECTED BY HOLDERS OF AMPS AND COMMON STOCK, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                                          SHARES
                                                                                       BENEFICIALLY
                                                                                         OWNED AT
                                                                                      MARCH 17, 1995
                                             PRINCIPAL OCCUPATIONS                    --------------
                                             DURING PAST FIVE YEARS       DIRECTOR    COMMON
    NAME AND ADDRESS OF NOMINEE   AGE     AND PUBLIC DIRECTORSHIPS(1)      SINCE      STOCK     AMPS
- --------------------------------  ---   --------------------------------  --------    ------    ----
Edward H. Meyer(1)(2)...........  68    President of Grey Advertising       1992          0       0
 Grey Advertising Inc.                  Inc. since 1968, Chief Executive
 777 Third Avenue                        Officer since 1970 and Chairman
 New York, New York 10017                of the Board of Directors since
                                         1972; Director of The May
                                         Department Stores Company,
                                         Bowne & Co., Inc. (financial
                                         printers), Ethan Allen
                                         Interiors, Inc. and Harman
                                         International Industries, Inc.
Jack B. Sunderland(1)(2)........  66    President and Director of           1992          0       0
 P.O. Box 1177                          American Independent Oil
 Scarsdale, New York 10583               Company, Inc.
                                         (an energy company) since 1987;
                                         Chairman of Murexco Petroleum,
                                         Inc. (an energy company) from
                                         1981 to 1988; President,
                                         Director and Chief Executive
                                         Officer of Coroil, Inc. (an
                                         energy company) from 1979 to
                                         1985; Member of Council on
                                         Foreign Relations since 1971.
J. Thomas Touchton(1)(2)........  56    Managing Partner of The Witt-       1992          0       0
 Suite 3405                              Touchton Company and its
 One Tampa City Center                   predecessor, The Witt Co. (a
 Tampa, Florida 33602                    private investment partnership)
                                         since 1972; Trustee Emeritus of
                                         Washington and Lee University;
                                         Director of TECO Energy Inc.
                                         (an electric utility holding
                                         company).
Arthur Zeikel(1)*...............  62    President of Fund Asset             1992          0       0
 P.O. Box 9011                          Management, L.P. ("FAM", which
 Princeton, New Jersey                   term includes its corporate
 08543-9011                              predecessors) since 1977;
                                         President of MLAM (which term
                                         includes its corporate
                                         predecessors) since 1977;
                                         President and Director of
                                         Princeton Services, Inc.
                                         ("Princeton Services") since
                                         1993; Executive Vice President
                                         of Merrill Lynch & Co., Inc.
                                         ("ML&Co.") since 1990;
                                         Executive Vice President of
                                         Merrill Lynch, Pierce, Fenner &
                                         Smith Incorporated ("Merrill
                                         Lynch") since 1990 and a Senior
                                         Vice President thereof from
                                         1985 to 1990.

                                                   (Footnotes on following page)

(Footnotes for preceding page)

- ------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.

(2) Member of Audit Committee of the Board of Directors.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

    Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

    During the fiscal year ended October 31, 1994, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served during such period.

    Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year except that William Michael Petty inadvertently failed to make a timely Form 3 filing to report his appointment as portfolio manager of the Fund, and Elizabeth Griffin inadvertently failed to make a timely Form 3 filing to report her election as a Senior Vice President of FAM.

    Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

    Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,500 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $22,873 for the fiscal year ended October 31, 1994.

    The following table sets forth for the fiscal year ended October 31, 1994 compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Directors.

                                  AGGREGATE        PENSION OR RETIREMENT           TOTAL COMPENSATION FROM
                                 COMPENSATION     BENEFITS ACCRUED AS PART            FUND AND FAM/MLAM
   NAME OF DIRECTOR               FROM FUND           OF FUND EXPENSES         ADVISED FUNDS PAID TO DIRECTORS
- -----------------------------    ------------     ------------------------     -------------------------------
Donald Cecil(1)                     $4,500                  None                          $276,350
M. Colyer Crum(1)                   $4,500                  None                          $126,600
Edward H. Meyer(1)                  $4,500                  None                          $251,600
Jack B. Sunderland(1)               $4,500                  None                          $134,600
J. Thomas Touchton(1)               $4,500                  None                          $134,600

- ------------
(1) The Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Cecil (34 boards), Mr. Crum (17 boards), Mr. Meyer (34 boards), Mr. Sunderland (18 boards) and Mr. Touchton (18 boards).

    Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                            OFFICER
    NAME AND PRINCIPAL OCCUPATION                                        OFFICE       AGE    SINCE
- -------------------------------------------------------------------  ---------------  ---   -------

Arthur Zeikel......................................................  President        62      1992
  President of FAM since 1977; President of MLAM since 1977;
  President and Director of Princeton Services since 1993;
  Executive Vice President of Merrill Lynch since 1990 and Senior
  Vice President from 1985 to 1990; Executive Vice President of
  ML&Co. since 1990; Director of Merrill Lynch Funds Distributor,
  Inc. ("MLFD").

Terry K. Glenn.....................................................  Executive Vice   54      1992
  Executive Vice President of FAM and MLAM since 1983; Executive       President
  Vice President and Director of Princeton Services since 1993;
  President of MLFD since 1986 and Director since 1991; President of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano................................................  Vice President   50      1992
  Senior Vice President of FAM and MLAM since 1984 and Vice
  President of MLAM from 1980 to 1984; Portfolio Manager of FAM and
  MLAM since 1977; Senior Vice President of Princeton Services since 1993.

Kenneth A. Jacob...................................................  Vice President   45      1992
  Vice President of FAM and MLAM since 1984; employed by MLAM since
  1978.

Donald C. Burke....................................................  Vice President   34      1993
  Vice President and Director of Taxation of MLAM since 1990;
  Employee of Deloitte & Touche LLP from 1982 to 1990.

                                                                                            OFFICER
    NAME AND PRINCIPAL OCCUPATION                                        OFFICE       AGE    SINCE
- -------------------------------------------------------------------  ---------------  ---   -------
Gerald M. Richard..................................................  Treasurer        45      1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984;
  Senior Vice President and Treasurer of Princeton Services since
  1993; Treasurer of MLFD since 1984 and Vice President since 1981.

Mark B. Goldfus....................................................  Secretary        48      1992
  Vice President of FAM and MLAM since 1985.

    Stock Ownership. At March 17, 1995, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), Independent Auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

    D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above, in its evaluation of the independence of D&T with respect to the Fund.

    Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

    The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

    In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

    All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

    The Directors are to be elected by class vote, two Directors being elected by the holders of AMPS and the remaining Directors by the holders of AMPS and Common Stock, voting together as a single class. At a meeting at which a quorum is duly constituted, (i) the affirmative vote of a majority of the votes cast by the holders of AMPS, voting separately as a class in person or by proxy, is required for the election of the two (2) persons designated as Directors to be elected by the holders of AMPS; (ii) the affirmative vote of a majority of the votes cast by the holders of AMPS and Common Stock, voting together as a single class in person or by proxy, is required for the election of the remaining Directors (Item 1); and (iii) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS, voting together as a single class in person or by proxy.

    Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over the shares held in its name for which no instructions have been received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the vote on either Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

    The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

    The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1994 to any stockholder upon request. Such requests should be directed to MuniYield New Jersey Insured Fund, Inc., P.O. Box 9011, Princetion, New Jersey 08543-9011, Attention: Mark B. Goldfus, or to 1-800-MERRILL ext. 9368 (1-800-637-7455 ext.9368)

STOCKHOLDER PROPOSALS

    If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in May 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 6, 1995.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Dated: April 3, 1995

                                                                                                     AUCTION MARKET
                                                                                                    PREFERRED STOCK

                                           MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                                       P.O. Box 9011
                                              Princeton, New Jersey 08543-9011

                                                        P R O X Y

                               This proxy is solicited on behalf of the Board of Directors

               The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield
             New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on March 17, 1995 at the annual meeting of stockholders of the Fund to be held on May 12, 1995 or any adjournment thereof.

               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                     (Continued and to be signed on the reverse side)



Please mark boxes / / or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS         FOR all nominees listed below                      WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) / /       to vote for all nominees listed below / /

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
   Donald  Cecil, M. Colyer Crum, Edward H. Meyer, Jack B. Sunderland,
   J. Thomas Touchton, and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
   FOR / /    AGAINST / /     ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                                                        Please sign exactly as name appears hereon. When
                                                                        shares are held by joint tenants, both should sign.
                                                                        When signing as attorney or as executor, administrator,
                                                                        trustee or guardian, please give full title as such.
                                                                        If a corporation, please sign in full corporate name
                                                                        by president or other authorized officer. If a
                                                                        partnership, please sign in partnership name by
                                                                        authorized persons.

                                                                        Dated:___________________________________________, 1995


                                                                        X______________________________________________________
                                                                         Signature

                                                                        X______________________________________________________
                                                                         Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.


                                                                                                     COMMON STOCK

                                       MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                                     P.O. Box 9011
                                           Princeton, New Jersey 08543-9011

                                                       P R O X Y

                             This proxy is solicited on behalf of the Board of Directors

               The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New Jersey Insured
             Fund, Inc. (the "Fund") held of record by the undersigned on March 17, 1995 at the annual meeting of stockholders of the Fund to be held on May 12, 1995 or any adjournment thereof.

               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                   (Continued and to be signed on the reverse side)




Please mark boxes / /  or / /  in blue or black ink.
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
1. ELECTION OF DIRECTORS           FOR all nominees listed below                  WITHHOLD AUTHORITY
                                   (except as marked to the contrary below) / /   to vote for all nominees listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
   Edward H. Meyer, Jack B. Sunderland, J. Thomas Touchton, and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
   FOR / /    AGAINST / /     ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                                                           Please sign exactly as name appears hereon. When
                                                                           shares are held by joint tenants, both should sign.
                                                                           When signing as attorney or as executor, administrator,
                                                                           trustee or guardian, please give full title as such.
                                                                           If a corporation, please sign in full corporate name by
                                                                           president or other authorized officer. If a partnership,
                                                                           please sign in partnership name by authorized persons.

                                                                           Dated:___________________________________________, 1995


                                                                           X______________________________________________________
                                                                           Signature

                                                                           X______________________________________________________
                                                                           Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.

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